Exhibit 25


         Reference is hereby made to the Members' Agreement (the "Agreement"), dated as of November 13, 2001, by and among TPG Wafer Holdings, LLC, a Delaware limited liability company (the "Company"), TPG Wafer Partners, L.L.C., a Delaware limited liability company (together with its affiliates and successors, "TPG"), TCW/Crescent Mezzanine Partners III, L.P. and TCW/Crescent Mezzanine Trust III (together with their affiliates and successors, "TCW"), Green Equity Investors III, L.P., a Delaware limited partnership (together with its affiliates and successors, "GEI"), Green Equity Investors Side III, L.P., a Delaware limited partnership, (together with its affiliates and successors and GEI, "LGP") and TPG Wafer Management, L.L.C., a Delaware limited liability company (together with its affiliates and successors other than TPG, "TPG Wafer Management") (collectively, the "Members").

         Pursuant to Article IV of the Agreement, TCW/Crescent Mezzanine III Netherlands, L.P. ("Netherlands"), the Company and the Members hereby execute and deliver this counterpart of the Agreement, and Netherlands hereby becomes added to, and bound by, and entitled to receive the benefits afforded by, the Agreement, effective as of December 21, 2001.

         Reference is also made to the Amended and Restated Limited Liability Company Operating Agreement, dated as of November 13, 2001, among the Members. Pursuant to Sections 11.01 and 11.08 thereof, Schedule A thereto is hereby amended to add Netherlands at the same address as TCW and Schedule B thereto is hereby amended to read in its entirety as set forth on Annex 1 hereto.

DATED: January 25, 2002.

                             TPG WAFER HOLDINGS, LLC

                             By: /s/ Richard A. Ekleberry
                                 ------------------------------
                             Name:  Richard A. Ekleberry
                             Title: Vice President

                             TPG WAFER PARTNERS, L.L.C.

                             By: /s/ Richard A. Ekleberry
                                 ------------------------------
                             Name:  Richard A. Ekleberry
                             Title: Vice President

                             TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
                             TCW/CRESCENT MEZZANINE  TRUST III and
                             TCW/CRESCENT MEZZANINE III NETHERLANDS, L.P.
                             By: TCW/Crescent Mezzanine
                                 Management III, L.L.C., as its
                                 Investment Manager

                             By: TCW Asset Management Company, as
                                 Its Sub-Advisor

                             By:  TCW Asset Management Company, as
                                  Its Sub-Advisor

                             By: /s/ Jean-Marc Chapus
                                -------------------------------
                             Name:  Jean-Marc Chapus
                             Title: Managing Director

                             By: /s/ James C. Shevlet, Jr.
                               -------------------------------
                             Name:  James C. Shevlet, Jr.
                             Title: Senior Vice President

                             GREEN EQUITY INVESTORS III, L.P.

                             By: GEI Capital III, LLC
                                 Its General Partner

                             By: /s/ John Danhakl
                                 ----------------------------
                             Name: John Danhakl
                             Title: Manager

                             GREEN EQUITY INVESTORS SIDE III, L.P.

                             By: GEI Capital III, LLC
                                 Its General Partner

                             By: /s/ John Danhakl
                                 ----------------------------
                             Name: John Danhakl
                             Title: Manager

                             TPG WAFER MANAGEMENT, L.L.C.

                             By: /s/ Richard A. Ekleberry
                                 ------------------------------
                             Name:  Richard A. Ekleberry
                             Title: Vice President